UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 March 21, 2006
                Date of report (date of earliest event reported)

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                              DIGITAL FUSION, INC.
             (Exact Name of Registrant as Specified in its Charter)

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         Delaware                       0-24073                 13-3817344
(State or Other Jurisdiction          (Commission              (IRS Employer
     of Incorporation)                File Number)           Identification No.)

                  4940-A Corporate Drive, Huntsville, AL 35805
                    (Address of Principal Executive Offices)

                                 (256) 837-2620
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing in intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14D-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 5 - Corporate Governance and Management

Item 5.02(d) Election of New Director

On March 21, 2006, the Board of Directors of the Company elected Gilbert F. Decker and Daniel E. Moore to serve as Directors of the Company until our 2006 Annual Meeting of Stockholders.

A press release was issued on March 23, 2006 announcing the election of Messrs. Decker and Moore. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Section 9 - Financial Statements Exhibits

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

    Exhibit No.         Description
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    99.1*               Press release dated March 23, 2006, issued by
                        Digital Fusion, Inc.


*  Filed herewith.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 23, 2006

                                DIGITAL FUSION, INC.



                                By:        /s/ Elena I. Crosby
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                                   Elena I. Crosby, Corporate Secretary